UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

January 14, 2020

Date of Report (Date of earliest event reported)

Encana Corporation

(Exact name of registrant as specified in its charter)

Canada	1-15226	98-0355077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 4400, 500 Centre Street SE, PO Box 2850
Calgary, Alberta, Canada, T2P 2S5
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 645-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ECA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On January 14, 2020, Encana Corporation (the “Corporation”) held a special meeting of securityholders (the “Special Meeting”). At the Special Meeting, the Corporation’s securityholders considered and voted upon the proposal to approve a series of reorganization transactions (the “Reorganization”), which will include (i) a plan of arrangement under Section 192 of the Canada Business Corporations Act involving, among others, the Corporation, securityholders of the Corporation and a wholly-owned subsidiary of the Corporation, Ovintiv Inc. (“Ovintiv”), pursuant to which, among other things, the Corporation will complete a share consolidation on the basis of one post-consolidation share for each five pre-consolidation shares, and Ovintiv will ultimately acquire all of the issued and outstanding common shares of the Corporation in exchange for shares of Ovintiv on a one-for-one basis and become the parent company of the Corporation and its subsidiaries (collectively, the “Arrangement”), and (ii) as soon as practicable following the Arrangement, Ovintiv migrating out of Canada and becoming a Delaware corporation.

The resolution to approve the Reorganization received the following votes:

	# Votes For	% Votes For	# Votes Against	% Votes Against
Encana shareholders and incentive award holders, voting together as a single class	853,854,689	90.16	93,168,706	9.84
Encana shareholders, voting separately	838,079,006	90.06	92,545,144	9.94

ITEM 8.01	Other Events.

On January 14, 2020, Encana issued a news release announcing the results of the Special Meeting. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	News Release dated January 14, 2020.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	News Release dated January 14, 2020.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2020
ENCANA CORPORATION
(Registrant)

	By:	/s/ Dawna I. Gibb
	Name:	Dawna I. Gibb
	Title:	Assistant Corporate Secretary